EXHIBIT 10.6

                          SIERRA HEALTH SERVICES, INC.

                         1995 LONG-TERM INCENTIVE PLAN,

                   As Amended and Restated as of May 12, 1998;
               As amended December 9, 1999, May 18, 2000, and June 13, 2000

         1. Purpose. The purpose of this 1995 Long-Term Incentive Plan, as amended and restated (the "Plan"), of Sierra Health Services, Inc., a Nevada corporation (the "Company"), is to advance the interests of the Company and its stockholders by providing a means to attract, retain, and reward executive officers and other key employees of, and consultants to, the Company and its subsidiaries, directors of subsidiaries, and certain other service providers to the Company and its subsidiaries and affiliates, to link compensation to measures of the Company's performance in order to provide additional incentives, including stock-based incentives and cash-based annual incentives, to such persons for the creation of stockholder value, and to enable such persons to acquire or increase a proprietary interest in the Company in order to promote a closer identity of interests between such persons and the Company's stockholders.

         2. Definitions. The definitions of awards under the Plan, including Options, SARs (including Limited SARs), Restricted Stock, Deferred Stock, Stock granted as a bonus or in lieu of other awards, and Other Stock-Based Awards, are set forth in Section 6 of the Plan, and the definition of Performance Awards and Annual Incentive Awards is set forth in Section 8 of the Plan. Such awards, together with any other right or interest granted to a Participant under the Plan, are termed "Awards." The definitions of terms relating to a Change of Control of the Company are set forth in Section 9 of the Plan. In addition to such terms and the terms defined in Section 1, the following terms shall be defined as set forth below:

         (a) "Award Agreement" means any written agreement, contract, notice to a Participant, or other instrument or document evidencing an Award.

         (b) "Beneficiary" means the person, persons, trust, or trusts which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under this Plan upon such Participant's death. If, upon a Participant's death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust, or trusts entitled by will or the laws of descent and distribution to receive such benefits.

         (c)      "Board" means the Board of Directors of the Company.

         (d) "Code" means the Internal Revenue Code of 1986, as amended from time to time. References to any provision of the Code include regulations thereunder and successor provisions and regulations thereto.

         (e) "Committee" means the Stock Plan Committee of the Board in the case of Awards other than Annual Incentive Awards, the Compensation Committee of the Board in the case of Annual Incentive Awards, or such other Board committee or committees as may be designated by the Board to administer the Plan in respect of any Award, and the term "Committee" shall refer to the full Board in any case in which it is performing any function of the Committee under the Plan. In appointing members of the Committee, the Board will consider whether each member will qualify as a "Non-Employee Director" within the meaning of Rule 16b-3(b)(3) and as an "outside director" within the meaning of Treasury Regulation 1.162-27(e)(3) under Code Section 162(m), but the members are not required to so qualify at the time of appointment or during their term of service on the Committee.

         (f) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time. References to any provision of the Exchange Act include rules thereunder and successor provisions and rules thereto.

         (g) "Fair Market Value" means, with respect to Stock, Awards, or other property, the fair market value of such Stock, Awards, or other property determined by such methods or procedures as shall be established from time to time by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of Stock as of any given date means the closing sale price of a share of common stock reported in the table entitled "New York Stock Exchange Composite Transactions" contained in THE WALL STREET JOURNAL (or an equivalent successor table) for such date or, if no such closing price was reported for such date, for the most recent trading day prior to such date for which such closing price was reported.

         (h) "ISO" means any Option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

         (i) "Participant" means a person who, as an executive officer or key employee of the Company or a subsidiary, has been granted an Award under the Plan which remains outstanding.

         (j) "Reserved Award" means an Award granted to a Participant eligible to receive such an Award under Section 5. A Reserved Award may relate only to the shares of Stock designated for Reserved Awards under Section 4(a) and may not be an ISO.

         (k) "Rule 16b-3" means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

         (l) "Stock" means the Common Stock, $.005 par value, of the Company and such other securities as may be substituted for Stock or such other securities pursuant to Section 4.

         3.       Administration.

         (a) Authority of the Committee. The Plan shall be administered by the Committee. The Committee shall have full and final authority to take the following actions, in each case subject to and consistent with the provisions of the Plan:

     (i) to select Participants to whom Awards may be granted;

     (ii) to determine the type or types of Awards to be granted to each Participant;

     (iii) to determine the number of Awards to be granted, the number of shares of Stock to which an Award will relate, the cash amount payable in settlement of an Annual Incentive Award and the performance conditions applicable thereto, all other terms and conditions of any Award granted under the Plan (including, but not limited to, any exercise price, grant price, or purchase price, any restriction or condition, any schedule or performance conditions for the lapse of restrictions or conditions relating to transferability, forfeiture, exercisability, or settlement of an Award, and waivers, accelerations, or modifications thereof, based in each case on such considerations as the Committee shall determine), and all other matters to be determined in connection with an Award;

         (iv) to determine whether, to what extent, and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Stock, other Awards, or other property, or an Award may be cancelled, forfeited, or surrendered;

         (v) to determine whether, to what extent, and under what circumstances cash, Stock, other Awards, or other property payable with respect to an Award will be deferred either automatically, at the election of the Committee, or at the election of the Participant;

     (vi) to prescribe the form of each Award Agreement, which need not be identical for each Participant;

         (vii) to adopt, amend, suspend, waive, and rescind such rules and regulations and appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

         (viii) to correct any defect or supply any omission or reconcile any inconsistency in the Plan and to construe and interpret the Plan and any Award, rules and regulations, Award Agreement, or other instrument hereunder; and

         (ix) to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

         (b) Manner of Exercise of Committee Authority. Any action of the Committee with respect to the Plan shall be final, conclusive, and binding on all persons, including the Company, subsidiaries of the Company, Participants, any person claiming any rights under the Plan from or through any Participant, and stockholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any subsidiary of the Company the authority, subject to such terms as the Committee shall determine, to perform such functions as the Committee may determine, to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d)(1) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company and will not cause Awards intended to qualify as "performance-based" compensation under Code Section 162(m) to fail to so qualify, and as otherwise limited by applicable law. Other provisions of the Plan notwithstanding, the Board may perform any function of the Committee under the Plan, in order to ensure that transactions under the Plan are exempt under Rule 16b-3 or for any other reason; provided, however, that authority specifically reserved to the Board under the terms of the Plan, the Company's Certificate of Incorporation or By-laws, or applicable law shall be exercised by the Board and not by the Committee.

         (c) Limitation of Liability. Each member of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him by any officer or other employee of the Company or any subsidiary, the Company's independent certified public accountants, or any executive compensation consultant, legal counsel, or other professional retained by the Company to assist in the administration of the Plan. No member of the Committee, nor any officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and any officer or employee of the Company acting on behalf of the Committee or members thereof shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination, or interpretation.

     4.  Stock  Available  Under  the  Plan;   Per-Person   Award   Limitations;
Adjustments.

         (a) Stock Reserved for Awards. Subject to adjustment as hereinafter provided, the total number of shares of Stock reserved and available for issuance to Participants in connection with (i) Awards other than Reserved Awards shall be 4,423,150 plus the number of shares reserved for the grant of awards under the Company's Second Amended and Restated 1986 Stock Option Plan and Second Restated Capital Accumulation Plan but which have not been and will not be issued under such plans (as determined at any time during the effectiveness of the Plan) and (ii) Reserved Awards shall be 1,800,000 (subject to Section 11(k)). No Award may be granted if the number of shares to which such Award relates, when added to the number of shares to which other then-outstanding Awards relate, exceeds the number of shares then remaining available for issuance under this Section 4. If all or any portion of an Award is forfeited, settled in cash, or otherwise terminated without issuance of shares to the Participant, the shares to which such Award or portion thereof related shall again be available for Awards under the Plan; provided, however, that shares withheld in payment of the exercise price of any Option or withholding taxes relating to Awards and shares equal to the number of Shares surrendered in payment of the exercise price of any Option or withholding taxes relating to Awards shall, for purposes of this provision, be deemed not to have been issued to the Participant in connection with such Awards under the Plan; and provided further, that shares relating to a Reserved Award will become available again only for Reserved Awards. The Committee may adopt procedures for the counting of shares relating to any Award to ensure appropriate counting and avoid double counting (in the case of tandem or substitute awards). Shares of Stock issued pursuant to an Award other than a Reserved Award shall consist of authorized and unissued shares for up to 3,150,000 shares and shall consist of treasury shares or shares acquired in the market for the account of the Participant for up to 1,273,150 shares (which treasury shares or acquired shares will be deemed to have been "issued" pursuant to such Award). Shares of Stock issued pursuant to a Reserved Award shall consist of authorized and unissued shares. Each Award granted on or after December 9, 1999 to a person other than a director or officer shall be deemed, to the fullest extent practicable, a Reserved Award, unless otherwise specified by the Committee. For purposes of the preceding sentence and the second sentence of Section 5, the term "officer" means an "officer" as such term is defined in Section 312.04(g) of the New York Stock Exchange's Listed Company Manual as in effect at May 18, 2000. The General Counsel may determine whether shares issued pursuant to particular Awards are authorized and unissued, treasury, or acquired shares, consistent with this
Section 4(a) and the applicable provisions of Section 312.03 and 312.04 of such Listed Company Manual as in effect at May 18, 2000.

         (b) Annual Individual Limitations. During any calendar year, no Participant may be granted Options, SARs, and other Awards under the Plan with respect to more than 200,000 shares of Stock, subject to adjustment as provided in Section 4(c). For purposes of this Section 4(b), unless more restrictive counting is required in order for Awards to comply with the requirements of Code
Section 162(m) and regulations thereunder, this provision will limit the maximum number of shares that can be issued to a Participant under Awards (taking into consideration the terms of the Awards, including tandem exercise provisions). In addition, no Annual Incentive Award or Awards granted to a Participant in respect of any one calendar year may be settled by payment of an amount that exceeds four percent of the Company's pre-tax operating income (determined under generally accepted accounting principles) for that year.

(c) Adjustments. In the event that the Committee shall determine that any dividend or other distribution in the form of Stock or property other than cash, other special, large, and non-recurring dividends or distributions, recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares of Stock reserved and available for Awards under Section 4(a), (ii) the number and kind of shares of outstanding Restricted Stock or relating to any other outstanding Award in connection with which shares have been issued, (iii) the number and kind of shares that may be issued in respect of other outstanding Awards, (iv) the exercise price, grant price, or purchase price relating to any Award (or, if deemed appropriate, the Committee may make provision for a cash payment with respect to any outstanding Award), and (v) the number of shares with respect to which Options, SARs, and other Awards may be granted to a Participant in any calendar year, as set forth in Section 4(b). In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards and performance goals, and Annual Incentive Awards and any performance goals relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any subsidiary or the financial statements of the Company or any subsidiary, or in response to changes in applicable laws, regulations, or accounting principles. The foregoing notwithstanding, no adjustments shall be authorized under this
Section 4(c) with respect to ISOs or SARs in tandem therewith to the extent that such authority would cause the Plan or such Awards to fail to comply with
Section 422 of the Code, and no such adjustment shall be authorized with respect to Options, SARs, Annual Incentive Awards, or other Awards subject to Section 8 to the extent that such authority would cause such Awards intended to qualify as "qualified performance-based compensation" under Section 162(m)(4)(C) of the Code and regulations thereunder to fail to so qualify.

         5. Eligibility. Executive officers and other key employees of the Company and its subsidiaries (including any director of the Company who is also an executive officer or key employee), and consultants to the Company and its subsidiaries and directors of any subsidiary (excluding any director of the Company who would be eligible solely due to service as such a consultant or subsidiary director), are eligible to be granted Awards under the Plan. Employees of the Company and its affiliates, directors of subsidiaries of the Company, and consultants and others who provide substantial services to the Company and its affiliates are eligible to be granted Reserved Awards under the Plan, provided that no person who is a director, officer, or owner of 5% of an outstanding class of equity securities of the Company shall be eligible to be granted a Reserved Award under the Plan. For purposes of the Plan, a person provides "substantial services" if such services are approximately equivalent to the services that would be performed by full-time employee of the Company or an affiliate (determined at the time of grant of any Award). The foregoing notwithstanding, no member of the Committee shall be eligible to be granted Awards under the Plan.

         6.       Specific Terms of Awards.

         (a) General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 11(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment or service by the Participant or upon the occurrence of other events. Except as expressly provided by the Committee (including for purposes of complying with requirements of the Nevada General Corporation Law relating to lawful consideration for issuance of shares), no consideration other than for services will be required for the grant (but not the exercise) of any Award.

         (b)  Options.   The   Committee  is  authorized  to  grant  Options  to
Participants   (including  "reload"  options  automatically  granted  to  offset specified exercises of options) on the following terms and conditions:

         (i) Exercise Price. The exercise price per share of Stock purchasable under an Option shall be determined by the Committee; provided, however, that, except as provided in
                  Section 7(a), such exercise price shall be not less than the Fair Market Value of a share on the date of grant of such Option.

         (ii) Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, including, without limitation, cash, Stock, other Awards or awards granted under other Company plans, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis, such as through "cashless exercise" arrangements, to the extent permitted by applicable law), and the methods by which Stock will be delivered or deemed to be delivered to Participants.

     (iii) ISOs. ISOs only may be granted in respect of Awards other than Reserved Awards, and then only to the extent authorized but unissued shares
(and not treasury or reacquired shares) are then available for the grant of such Awards. The terms of any ISO granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, including but not limited to the requirement that no ISO shall be granted more than ten years after the effective date of the Plan. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to ISOs shall be interpreted, amended, or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any ISO under Section 422 of the Code, unless the Participant has first requested such disqualification.

     (c) Stock Appreciation Rights. The Committee is authorized to grant SARs to Participants on the following terms and conditions:

     (i) Right to Payment. An SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise (or, if the Committee shall so determine in the case of any such right other than one related to an ISO, the Fair Market Value of one share at any time during a specified period before or after the date of exercise), over (B) the grant price of the SAR as determined by the Committee as of the date of grant of the SAR, which, except as provided in Section 7(a), shall be not less than the Fair Market Value of one share of Stock on the date of grant.

     (ii) Other Terms. The Committee shall determine the time or times at which an SAR may be exercised in whole or in part, the method of exercise, method of settlement, form of consideration payable in settlement, method by which Stock will be delivered or deemed to be delivered to Participants, whether or not an SAR shall be in tandem with any other Award, and any other terms and conditions of any SAR. Limited SARs that may only be exercised upon the occurrence of a Change of Control (as such term is defined in Section 11(b) or as otherwise defined by the Committee) may be granted on such terms, not inconsistent with this Section 6(c), as the Committee may determine. Such Limited SARs may be either freestanding or in tandem with other Awards.

     (d) Restricted Stock. The Committee is authorized to grant Restricted Stock to Participants on the following terms and conditions:

     (i) Grant and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise as the Committee may determine; provided, however, that Restricted Stock the grant of which is not conditioned upon achievement of any performance objective shall be subject to a restriction on transferability and a risk of forfeiture for a period of not less than three years after the date of grant (except that the Committee may accelerate the lapse of such restrictions in the event of the Participant's termination of employment or service due to death, disability, normal or approved early retirement, or involuntary termination by the Company or a subsidiary without "cause," as defined by the Committee). Except to the extent restricted under the terms of the Plan and any Award Agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder including, without limitation, the right to vote Restricted Stock or the right to receive dividends thereon.

         (ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment or service during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, except as otherwise provided in Section 6(d)(i).

         (iii) Certificates for stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, such certificates shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, the Company shall retain physical possession of the certificate, and the Participant shall have delivered a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

     (iv) Dividends and Distributions. Dividends paid on Restricted Stock shall be either paid at the dividend payment date in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or the payment of such dividends shall be deferred and/or the amount or value thereof automatically reinvested in additional Restricted Stock, other Awards, or other investment vehicles, as the Committee shall determine or permit the Participant to elect. Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property is distributed.

     (e) Deferred Stock. The Committee is authorized to grant Deferred Stock to Participants, subject to the following terms and conditions:

         (i) Award and Restrictions. Issuance of Stock will occur upon expiration of the deferral period specified for an Award of Deferred Stock by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, Deferred Stock shall be subject to such restrictions as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times, separately or in combination, under such circumstances, in such installments, or otherwise as the Committee may determine.

     (ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment or service during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Deferred Stock), all Deferred Stock that is at that time subject to such risk of forfeiture shall be forfeited; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Deferred Stock will be waived in whole or in part in the event of terminations resulting from specified causes.

         (iii) Dividend Equivalents. The Committee may provide that payments in the form of dividend equivalents will be credited in respect of Deferred Stock, which amounts may be paid or distributed when accrued or deemed reinvested in additional Deferred Stock.

         (f) Bonus Stock and Awards in Lieu of Cash Obligations. The Committee is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of Company obligations to pay cash under other plans or compensatory arrangements. Stock or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

         (g) Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock and factors that may influence the value of Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee, and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified subsidiaries. The Committee shall determine the terms and conditions of such Awards. Stock issued pursuant to an Award in the nature of a purchase right granted under this Section 6(g) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards, or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, may be granted pursuant to this Section 6(g).

         7.       Certain Provisions Applicable to Awards.

         (a) Stand-alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan or any award granted under any other plan of the Company, any subsidiary, or any business entity to be acquired by the Company or a subsidiary, or any other right of a Participant to receive payment from the Company or any subsidiary. Awards granted in addition to or in tandem with other Awards or awards may be granted either as of the same time as or a different time from the grant of such other Awards or awards. The per share exercise price of any Option, grant price of any SAR, or purchase price of any other Award conferring a right to purchase Stock granted in substitution for an outstanding Award or award may be adjusted to reflect the in-the-money value of the surrendered Award or award.

         (b) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided, however, that in no event shall the term of any ISO or an SAR granted in tandem therewith exceed a period of ten years from the date of its grant (or such shorter period as may be applicable under Section 422 of the Code).

         (c) Form of Payment Under Awards. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a subsidiary upon the grant or exercise of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Stock, other Awards, or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. Such payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of dividend equivalents in respect of installment or deferred payments denominated in Stock.

         (d)      Rule 16b-3 Compliance.

     (i) Six-Month Holding Period. Unless a Participant could otherwise dispose of equity securities (including derivative securities) acquired under the Plan without incurring liability under Section 16(b) of the Exchange Act, equity securities acquired under the Plan must be held for a period of six months following the date of such acquisition, provided that this condition shall be satisfied with respect to a derivative security if at least six months elapse from the date of acquisition of the derivative security to the date of disposition of the derivative security (other than upon exercise or conversion) or its underlying equity security.

     (ii) Compliance Generally. With respect to a Participant who is then subject to the reporting requirements of Section 16(a) of the Exchange Act in respect of the Company, the Committee shall implement transactions under the Plan and administer the Plan in a manner that will ensure that each transaction by such a Participant is exempt from liability under Rule 16b-3, except that this provision shall not limit sales by such a Participant, and such a Participant may engage in other non-exempt transactions under the Plan if written notice is given to the Participant regarding the non-exempt nature of such transaction. The Committee may authorize the Company to repurchase any Award or shares of Stock resulting from any Award in order to prevent a Participant who is subject to Section 16 of the Exchange Act from incurring liability under Section 16(b). Unless otherwise specified by the Participant, equity securities or derivative securities acquired under the Plan which are disposed of by a Participant shall be deemed to be disposed of in the order acquired by the Participant.

         (e) Loan Provisions. With the consent of the Committee, and subject at all times to, and only to the extent, if any, permitted under and in accordance with, laws and regulations and other binding obligations or provisions applicable to the Company, the Company may make, guarantee, or arrange for a loan or loans to a Participant with respect to the exercise of any Option or other payment in connection with any Award, including the payment by a Participant of any or all federal, state, or local income or other taxes due in connection with any Award. Subject to such limitations, the Committee shall have full authority to decide whether to make a loan or loans hereunder and to determine the amount, terms, and provisions of any such loan or loans, including the interest rate to be charged in respect of any such loan or loans, whether the loan or loans are to be with or without recourse against the borrower, the terms on which the loan is to be repaid and conditions, if any, under which the loan or loans may be forgiven.

         8.       Performance and Annual Incentive Awards.

         (a) Performance Conditions. The right of a Participant to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce or increase the amounts payable under any Award subject to performance conditions, except as limited under Sections 8(b) and 8(c) hereof in the case of a Performance Award or Annual Incentive Award intended to qualify under Code Section 162(m).

         (b) Performance Awards Granted to Designated Employees. If the Committee determines that a Performance Award to be granted to an eligible person who is designated by the Committee as likely to be a "covered employee" (as such term is used in the regulations under Section 162(m)) with respect to a specified fiscal year (a "Covered Employee") should qualify as "performance-based compensation" for purposes of Code Section 162(m), the grant, exercise, and/or settlement of such Performance Award shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 8(b).

     (i) Performance Goals Generally. The performance goals for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 8(b). Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder (including Regulation 1.162-27 and successor regulations thereto), including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being "substantially uncertain." The Committee may determine that such Performance Awards shall be granted, exercised, and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to the grant, exercise, and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

     (ii) Business Criteria. One or more of the following business criteria for the Company, on a consolidated basis, and/or for specified subsidiaries or business units of the Company (except with respect to the annual earnings per share and total stockholder return criteria), shall be used by the Committee in establishing performance goals for such Performance Awards: (1) annual return on equity; (2) annual earnings or earnings per share; (3) changes in annual revenues; (4) operating income; (5) total stockholder return; and/or (6)
strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market penetration, geographic business expansion goals, cost targets, and goals relating to acquisitions or divestitures. The targeted level or levels of performance with respect to such business criteria may be established at such levels and in such terms as the Committee may determine, in its discretion, including in absolute terms, as a goal relative to performance in prior periods, or as a goal compared to the performance of one or more comparable companies or an index covering multiple companies.

         (iii) Performance Period; Timing for Establishing Performance Goals. Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such Performance Awards, or at such other date as may be required or permitted for "performance-based compensation" under Code Section 162(m).

     (iv) Settlement of Performance Awards; Other Terms. Settlement of such Performance Awards shall be in Stock, other Awards, or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of a Performance Award subject to this Section 8(b). The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of employment by the Participant or other event (including a Change of Control) prior to the end of a performance period or settlement of Performance Awards.

         (c) Annual Incentive Awards Granted to Designated Covered Employees. The Committee may grant an Annual Incentive Award under the Plan to a person who is designated by the Committee as a Covered Employee. Such Annual Incentive Award will be intended to qualify as "performance-based compensation" for purposes of Code Section 162(m), and therefore its grant, exercise, and/or settlement shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 8(c).

     (i) Grant of Annual Incentive Awards. Not later than the end of the 90th day of each fiscal year, or at such other date as may be required or permitted in the case of Awards intended to be "performance-based compensation" under Code
Section 162(m), the Committee shall determine the Covered Employees who will potentially receive Annual Incentive Awards, and the amount(s) potentially payable thereunder, for that fiscal year. The amount(s) potentially payable shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) hereof in the given performance year, as specified by the Committee. The Committee may designate an annual incentive award pool as the means by which Annual Incentive Awards will be measured, provided that the portion of such pool potentially payable to the Covered Employee shall be preestablished. In all cases, the maximum Annual Incentive Award of any Participant shall be subject to the limitation set forth in Section 5 hereof.

     (ii) Payout of Annual Incentive Awards. After the end of each fiscal year, the Committee shall determine the amount, if any, of the Annual Incentive Award for that fiscal year payable to each Participant. The Committee may, in its discretion, determine that the amount payable to any Participant as a final Annual Incentive Award shall be reduced from the amount of his or her potential Annual Incentive Award, including a determination to make no final Award whatsoever, but may not exercise discretion to increase any such amount. The Committee shall specify the circumstances in which an Annual Incentive Award shall be paid or forfeited in the event of termination of employment by the Participant or other event (including a Change of Control) prior to the end of a fiscal year or settlement of such Annual Incentive Award.

         (d) Written Determinations. Determinations by the Committee as to the establishment of performance goals, the amount potentially payable in respect of Performance Awards and Annual Incentive Awards, the achievement of performance goals relating to Performance Awards and Annual Incentive Awards, and the amount of any final Performance Award and Annual Incentive Award shall be recorded in writing, except in the case of Performance Awards not intended to qualify under
Section 162(m). Specifically, the Committee shall certify in writing, in a manner conforming to applicable regulations under Section 162(m), prior to settlement of each such Award granted to a Covered Employee, that the performance objective relating to operating profits and other material terms of the Award upon which settlement of the Award was conditioned have been satisfied. The Committee may not delegate any responsibility relating to such Performance Awards or Annual Incentive Awards, and the Board shall not perform such functions at any time that the Committee is composed solely of members who qualify as "outside directors" under the Section 162(m) regulations.

         9.       Change of Control Provisions.

         (a) Effect of Change of Control. Unless otherwise specified by the Committee in any Award agreement (subject to Section 11(e)), in the event of a "Change of Control," as defined in this Section, the following acceleration provisions shall apply:

         (i) any outstanding Award carrying a right to exercise which Award was not previously exercisable and vested, shall become fully exercisable and vested, subject only to the restrictions set forth in Sections 7(d)(i) and 11(a); and

         (ii) The restrictions, deferral of settlement, and forfeiture conditions applicable to any other outstanding Award, other than an Annual Incentive Award, granted six months or more before the date of the Change of Control shall lapse and such Award shall be deemed fully vested, subject to the restrictions set forth in Sections 7(d)(i) and 11(a).

         (b) Definition of Change of Control. For purposes of the Plan, a "Change of Control" means a transaction or event in which, after the effective date of the Plan, (i) the Company shall merge or consolidate with any other corporation and shall not be the surviving corporation; (ii) the Company shall transfer all or substantially all of its assets to any other person; or (iii) any person shall have become the beneficial owner of more than 50% of the voting power of outstanding voting securities of the Company.

         10.      Additional Award Forfeiture Provisions

         (a)  Forfeiture  of Options and Other  Awards and Gains  Realized  Upon
Prior Option Exercises. Unless otherwise determined by the Committee, each Reserved Award granted hereunder, and each other Award if so specified by the Committee, shall be subject to the following additional forfeiture conditions, to which each Participant who accepts such an Award hereunder shall agree. If any of the events specified in Section 10(b)(i), (ii), or (iii) occurs, all of the following forfeitures will result:

         (i) The unexercised portion of the Option, whether or not vested, and any other Award not then settled (except for an Award that has not been settled solely due to an elective deferral by the Participant) will be immediately forfeited and cancelled upon the occurrence of such event; and

     (ii) The Participant will be obligated to repay to the Company, in cash, within five business days after demand is made therefor by the Company, the total amount of After-Tax Option Gain (as defined herein) realized by Participant upon each exercise of an Option that occurred on or after (A) the date that is six months prior to the occurrence of such event, if such event occurred while Participant was employed by the Company or a subsidiary, or (B) the date that is six months prior to the date Participant's employment by the Company or a subsidiary terminated, if the event occurred after Participant ceased to be so employed. For purposes of this Section, the term "After-Tax Option Gain" in respect of a given exercise shall mean the product of (X) the Fair Market Value per share of Stock at the date of such exercise (without regard to any subsequent change in the market price of shares) minus the exercise price times (Y) the number of shares as to which the Option was exercised at that date, such product to be reduced by the amount of federal, state, and local income taxes (not including FICA taxes) payable or actually paid by Participant or payable as a result of such exercise.

         (b) Events Triggering Forfeiture. The forfeitures specified in Section 10(a) will be triggered upon the occurrence of any one of the following events at any time during Participant's employment by the Company or a subsidiary or during the one-year period following termination of such employment (but not later than 18 months after the Award terminates or, in the case of an Option, is fully exercised):

     (i) Participant, acting alone or with others, directly or indirectly, prior to a Change in Control, (A) engages (either as employee, employer, owner, investor, partner, stockholder, consultant, advisor, or director) in any business in Nevada, Arizona, California, or Texas, or in any other state of the United States in which the Company conducts business at the date the event occurs, which is directly in competition with a business then conducted by the Company or a subsidiary; (B) induces any customer or supplier of the Company or a subsidiary with whom Participant has had contacts or relationships, directly or indirectly, during and within the scope of his employment with the Company or any subsidiary, to curtail, cancel, not renew, or not continue his or her or its business with the Company or any subsidiary; or (C) induces, or attempts to influence, any employee of or service provider to the Company or a subsidiary to terminate such employment or service;

         (ii) Participant discloses, uses, sells, or otherwise transfers, except in the course of employment with or other service to the Company or any subsidiary, any proprietary information of the Company or any subsidiary so long as such information has not otherwise been disclosed to the public or is not otherwise in the public domain, except as required by law or pursuant to legal process; or

         (iii) Participant fails to cooperate with the Company or any subsidiary by making himself or herself available to testify on behalf of the Company or such subsidiary in any action, suit, or proceeding, whether civil, criminal, administrative, or investigative, or otherwise fails to assist the Company or any subsidiary in any such action, suit, or proceeding by providing information and meeting and consulting with members of management of, other representatives of, or counsel to, the Company or such subsidiary, as reasonably requested.

         (c) Agreement Does Not Prohibit Competition or Other Participant Activities. The conditions set forth in this Section 10 and Participant's agreement thereto do not prohibit Participant from engaging in any activity, including but not limited to competition with the Company and its subsidiaries. Rather, the non-occurrence of events set forth in Section 10(b) is a condition to Participant's right to realize and retain value from his or her compensatory Options and Awards, and the only consequence if Participant engages in an activity giving rise to any such event, which events and activities are hereby acknowledged to be harmful to the Company, are the forfeitures specified herein. The Company and Participant shall not be precluded by this provision or otherwise from entering into other agreements concerning the subject matter of
Section 10(a) and 10(b).

         (d) Right of Setoff. Participant agrees that the Company or any subsidiary may, to the extent permitted by applicable law, deduct from and set off against any amounts the Company or a subsidiary may owe to Participant from time to time, including amounts owed as wages or other compensation, fringe benefits, or other amounts owed to Participant, such amounts as may be owed by Participant to the Company under Section 10(a), although Participant shall remain liable for any part of Participant's payment obligation under Section 10(a) not satisfied through such deduction and setoff.

         (e) Committee Discretion. The Committee may, in its discretion, waive in whole or in part the Company's right to forfeiture under this Section, but no such waiver shall be effective unless evidenced by a writing signed by a duly authorized officer of the Company. In addition, the Committee may impose additional conditions on Awards, by inclusion of appropriate provisions in the agreement evidencing any such Award.

         11.      General Provisions.

         (a) Compliance with Laws and Obligations. The Company shall not be obligated to issue or deliver Stock in connection with any Award or take any other action under the Plan in a transaction subject to the registration requirements of the Securities Act of 1933, as amended, or any other federal or state securities law, any requirement under any listing agreement between the Company and any national securities exchange or automated quotation system, or any other law, regulation, or contractual obligation of the Company, until the Company is satisfied that such laws, regulations, and other obligations of the Company have been complied with in full. Certificates representing shares of Stock issued under the Plan will be subject to such stop-transfer orders and other restrictions as may be applicable under such laws, regulations, and other obligations of the Company, including any requirement that a legend or legends be placed thereon.

         (b) Limitations on Transferability. Awards and other rights under the Plan will not be transferable by a Participant except by will or the laws of descent and distribution (or to a designated Beneficiary in the event of the Participant's death), and, if exercisable, shall be exercisable during the lifetime of a Participant only by such Participant or his guardian or legal representative; provided, however, that such Awards and other rights (other than ISOs and SARs in tandem therewith) may be transferred during the lifetime of the Participant, for purposes of the Participant's estate planning or other purposes consistent with the purposes of the Plan (as determined by the Committee), and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent then consistent with the registration of the offer and sale of Stock on Form S-8 or Form S-3 or such other registration form of the Securities and Exchange Commission as may then be filed and effective with respect to the Plan, and permitted by the Committee. Awards and other rights under the Plan may not be pledged, mortgaged, hypothecated, or otherwise encumbered, and shall not be subject to the claims of creditors.

         (c) No Right to Continued Employment; Leaves of Absence. Neither the Plan nor any action taken hereunder shall be construed as giving any employee, consultant, subsidiary director, or other person the right to be retained in the employ or service of the Company or any of its subsidiaries, nor shall it interfere in any way with the right of the Company or any of its subsidiaries to terminate any person's employment or service at any time. Unless otherwise specified in the applicable Award Agreement, an approved leave of absence shall not be considered a termination of employment or service for purposes of an Award under the Plan.

         (d) Taxes. The Company and any subsidiary is authorized to withhold from any Award granted or to be settled, any delivery of Stock in connection with an Award, any other payment relating to an Award, or any payroll or other payment to a Participant amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations.

         (e) Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue, or terminate the Plan or the Committee's authority to grant Awards under the Plan without the consent of stockholders or Participants, except that any amendment or alteration shall be subject to the approval of the Company's stockholders at or before the next annual meeting of stockholders for which the record date is after the date of such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such amendments or alterations to stockholders for approval; provided, however, that, without the consent of an affected Participant, no such action may materially impair the rights of such Participant under any Award theretofore granted to him. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate, any Award theretofore granted and any Award Agreement relating thereto; provided, however, that, without the consent of an affected Participant, no such action may materially impair the rights of such Participant under such Award.

         (f) No Rights to Awards; No Stockholder Rights. No Participant or other person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatments of Participants, employees, consultants, or subsidiary directors. No Award shall confer on any Participant any of the rights of a stockholder of the Company unless and until Stock is duly issued or transferred and delivered to the Participant in accordance with the terms of the Award or, in the case of an Option, the Option is duly exercised.

         (g) Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company's obligations under the Plan to deliver cash, Stock, other Awards, or other property pursuant to any Award, which trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines with the consent of each affected Participant.

         (h) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements as it may deem desirable, including, without limitation, the granting of awards otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

         (i) No Fractional Shares. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

         (j) Compliance with Code Section 162(m). It is the intent of the Company that Options, SARs, and other Awards designated as Awards to Covered Employees subject to Section 8 shall constitute "qualified performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder (including Proposed Regulation 1.162-27). Accordingly, the terms of Sections 8(b), (c), and (d), including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code
Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance Awards or an Annual Incentive Award, as likely to be a Covered Employee with respect to a specified fiscal year. If any provision of the Plan or any agreement relating to a Performance Award or Annual Incentive Award that is designated as intended to comply with Code Section 162(m) does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements, and no provision shall be deemed to confer upon the Committee or any other person discretion to increase the amount of compensation otherwise payable in connection with any such Award upon attainment of the applicable performance objectives.

         (k) Merger of 1998 Stock Incentive Plan. Effective December 9, 1999, the Company's 1998 Stock Incentive Plan (the "SIP") is merged with and into this Plan. Each outstanding Award under the SIP shall be deemed a Reserved Award under this Plan, subject to terms and conditions identical to those applicable to such awards under the SIP immediately prior to the merger of the SIP and the Plan. The 400,000 shares reserved under the SIP have been included in the shares available for Reserved Awards under the Plan. The terms of all currently outstanding awards under this Plan likewise shall not be changed as a result of the merger. The foregoing notwithstanding, the Committee retains discretion to modify the terms and conditions of any outstanding Award, subject to the applicable requirements of the Plan.

         (l) Governing Law. The validity, construction, and effect of the Plan, any rules and regulations under the Plan, and any Award Agreement will be determined in accordance with the Nevada General Corporation Law and other laws (including those governing contracts) of the State of Nevada, without giving effect to principles of conflicts of laws, and applicable federal law.

         (m) Effective Date, Stockholder Approval, and Plan Termination. The Plan became effective May 16, 1995, upon its approval by stockholders of the Company, and was amended and restated, with the approval of stockholders of the Company, on May 12, 1998. Unless earlier terminated by action of the Board of Directors, the Plan will remain in effect until such time as no Stock remains available for delivery under the Plan and the Company has no further rights or obligations under the Plan with respect to outstanding Awards under the Plan.